Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Brian W. Good, President of THL CREDIT SENIOR LOAN FUND (the “Registrant”), certify that:

1.	The report on Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2018	/s/ Brian W. Good
Brian W. Good, President
(principal executive officer)

I, Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary of THL CREDIT SENIOR LOAN FUND (the “Registrant”), certify that:

1.	The report on Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2018	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary
(principal financial officer